Exhibit 24.1

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of AOL Time Warner Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints JAMES W. BARGE, PAUL T. CAPPUCCIO, PASCAL DESROCHES, SPENCER B. HAYS, BRENDA C. KARICKHOFF, WAYNE H. PACE, RAYMOND G. MURPHY and SUSAN A. WAXENBERG and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, Form S-4 or Form S-8 or any other appropriate form and any and all amendments to any such Registration Statement (including post-effective amendments), to be filed with the Securities and Exchange Commission for the registration under the provisions of the Securities Act of 1933, as amended, of the deferred compensation obligations, of the Corporation to be issued in connection with the following employee benefit plans of the Corporation and/or its subsidiaries and of interests in such plans:

     o    AOL TIME WARNER INC. DEFERRED COMPENSATION PLAN
     o    AOL TIME  WARNER  INC.  1988  RESTRICTED  STOCK PLAN FOR
          NON-EMPLOYEE DIRECTORS

with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file any such Registration Statement, including a form of prospectus, and any and all amendments and post-effective amendments to any such Registration Statement, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 28th day of March, 2003

(i)   Principal Executive Officer
      and Director:

 /s/ Richard D. Parsons
--------------------------------
Richard D. Parsons
Chief Executive Officer



(ii)   Principal Financial Officer:

 /s/ Wayne H. Pace
--------------------------------
Wayne H. Pace
Executive Vice President and
Chief Financial Officer



(iii)  Principal Accounting Officer:

 /s/ James W. Barge
--------------------------------
James W. Barge
Senior Vice President and Controller



(iv)   Directors:

 /s/ Daniel F. Akerson
--------------------------------
     (Daniel F. Akerson)

 /s/ James L. Barksdale
--------------------------------
    (James L. Barksdale)

 /s/ Stephen F. Bollenbach
--------------------------------
    (Stephen F. Bollenbach)






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



(iv)   Directors - continued:

 /s/ Stephen M. Case
--------------------------------
       (Stephen M. Case)

 /s/ Frank J. Caufield
--------------------------------
      (Frank J. Caufield)

 /s/ Miles R. Gilburne
--------------------------------
     (Miles R. Gilburne)

 /s/ Carla A. Hills
--------------------------------
       (Carla A. Hills)

 /s/ Reuben Mark
--------------------------------
        (Reuben Mark)

 /s/ Michael A. Miles
--------------------------------
     (Michael A. Miles)

 /s/ Kenneth J. Novack
--------------------------------
     (Kenneth J. Novack)

 /s/ Franklin D. Raines
--------------------------------
     (Franklin D. Raines)

 /s/ R. E. Turner
--------------------------------
        (R. E. Turner)

 /s/ Francis T. Vincent, Jr.
--------------------------------
   (Francis T. Vincent, Jr.)












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